Exhibit 99.2

FREDDIE MAC 2012 FINANCIAL RESULTS FINANCIAL STATEMENTS AND CORE TABLES

FREDDIE MAC

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(unaudited)

		Three Months Ended					Year Ended
Line:		December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	December 31, 2011	December 31, 2012
		(in millions)
	Interest income
	Mortgage loans:
1	Held by consolidated trusts	$18,172	$17,468	$16,806	$15,838	$14,977	$77,158	$65,089
2	Unsecuritized	2,234	2,312	2,224	2,108	2,316	9,124	8,960

3	Total mortgage loans	20,406	19,780	19,030	17,946	17,293	86,282	74,049
4	Investments in securities	3,083	2,938	2,777	2,522	2,346	12,791	10,583
5	Other	7	13	21	26	26	67	86

6	Total interest income	23,496	22,731	21,828	20,494	19,665	99,140	84,718

	Interest expense
7	Debt securities of consolidated trusts	(15,740)	(15,253)	(14,625)	(13,584)	(12,647)	(67,119)	(56,109)
8	Other debt	(2,899)	(2,816)	(2,660)	(2,493)	(2,424)	(12,869)	(10,393)

9	Total interest expense	(18,639)	(18,069)	(17,285)	(16,077)	(15,071)	(79,988)	(66,502)
10	Expense related to derivatives	(174)	(162)	(157)	(148)	(138)	(755)	(605)
11	Net interest income	4,683	4,500	4,386	4,269	4,456	18,397	17,611
12	(Provision) benefit for credit losses	(2,578)	(1,825)	(155)	(610)	700	(10,702)	(1,890)

13	Net interest income after (provision) benefit for credit losses	2,105	2,675	4,231	3,659	5,156	7,695	15,721
	Non-interest income (loss)
14	Gains (losses) on extinguishment of debt securities of consolidated trusts	(7)	(4)	(1)	(34)	(19)	(219)	(58)
15	Gains (losses) on retirement of other debt	10	(21)	(45)	11	(22)	44	(77)
16	Gains (losses) on debt recorded at fair value	76	(17)	62	(10)	(19)	91	16
17	Derivative gains (losses)	(766)	(1,056)	(882)	(488)	(22)	(9,752)	(2,448)
	Impairment of available-for-sale securities:
18	Total other-than-temporary impairment of available-for-sale securities	(358)	(475)	(135)	(332)	(294)	(2,101)	(1,236)
19	Portion of other-than-temporary impairment recognized in AOCI	(237)	(89)	37	65	(945)	(200)	(932)

20	Net impairment of available-for-sale securities recognized in earnings	(595)	(564)	(98)	(267)	(1,239)	(2,301)	(2,168)
21	Other gains (losses) on investment securities recognized in earnings	(444)	(288)	(356)	(330)	(548)	(896)	(1,522)
22	Other income	755	434	569	558	613	2,155	2,174
23	Non-interest income (loss)	(971)	(1,516)	(751)	(560)	(1,256)	(10,878)	(4,083)
	Non-interest expense
24	Salaries and employee benefits	(194)	(176)	(227)	(202)	(205)	(832)	(810)
25	Professional services	(77)	(71)	(81)	(93)	(116)	(270)	(361)
26	Occupancy expense	(18)	(14)	(14)	(15)	(14)	(62)	(57)
27	Other administrative expenses	(91)	(76)	(79)	(91)	(87)	(342)	(333)

28	Total administrative expenses	(380)	(337)	(401)	(401)	(422)	(1,506)	(1,561)
29	Real estate owned operations income (expense)	(80)	(171)	30	49	33	(585)	(59)
30	Other expenses	(93)	(88)	(165)	(121)	(199)	(392)	(573)
31	Non-interest expense	(553)	(596)	(536)	(473)	(588)	(2,483)	(2,193)
32	Income (loss) before income tax benefit	581	563	2,944	2,626	3,312	(5,666)	9,445
33	Income tax benefit	38	14	76	302	1,145	400	1,537

34	Net income (loss)	619	577	3,020	2,928	4,457	(5,266)	10,982

	Other comprehensive income (loss), net of taxes and reclassification adjustments:
35	Changes in unrealized gains (losses) related to available-for-sale securities	701	1,147	(238)	2,599	1,261	3,465	4,769
36	Changes in unrealized gains (losses) related to cash flow hedge relationships	118	111	107	102	94	509	414
37	Changes in defined benefit plans	68	(46)	3	1	(84)	62	(126)

38	Total other comprehensive income (loss), net of taxes and reclassification adjustments	887	1,212	(128)	2,702	1,271	4,036	5,057

39	Comprehensive income (loss)	$1,506	$1,789	$2,892	$5,630	$5,728	$(1,230)	$16,039

40	Net income (loss)	$619	$577	$3,020	$2,928	$4,457	$(5,266)	$10,982
41	Preferred stock dividends	(1,658)	(1,804)	(1,808)	(1,809)	(1,808)	(6,498)	(7,229)
42	Preferred stock dividends — undistributed net worth sweep	—	—	—	—	(5,827)	—	(5,827)

43	Net income (loss) attributable to common stockholders	$(1,039)	$(1,227)	$1,212	$1,119	$(3,178)	$(11,764)	$(2,074)

FREDDIE MAC

CONSOLIDATED BALANCE SHEETS

(unaudited)

Line:		December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
		(in millions)
	Assets
1	Cash and cash equivalents (includes $2, $1, $1, $1, and $1, respectively, related to our consolidated VIEs)	$28,442	$8,569	$19,182	$7,783	$8,513
2	Restricted cash and cash equivalents (includes $27,675, $27,332, $9,905, $8,247, and $14,289, respectively, related to our consolidated VIEs)	28,063	27,790	10,240	8,759	14,592
3	Federal funds sold and securities purchased under agreements to resell (includes $0, $3,000, $18,250, $21,000, and $19,250, respectively, related to our consolidated VIEs)	12,044	24,349	38,858	45,805	37,563
	Investments in securities:
4	Available-for-sale, at fair value (includes $204, $187, $166, $149, and $132, respectively, pledged as collateral that may be repledged)	210,659	202,422	194,098	183,504	174,896
5	Trading, at fair value	58,830	58,319	47,436	46,596	41,492

6	Total investments in securities	269,489	260,741	241,534	230,100	216,388
	Mortgage loans:
	Held-for-investment, at amortized cost:
7	By consolidated trusts (net of allowances for loan losses of $8,351, $7,139, $6,258, $5,788, and $4,919, respectively)	1,564,131	1,555,067	1,532,939	1,505,576	1,495,932
8	Unsecuritized (net of allowances for loan losses of $30,912, $30,925, $29,298, $27,729, and $25,788, respectively)	207,418	199,945	187,053	179,914	176,177

9	Total held-for-investment mortgage loans, net	1,771,549	1,755,012	1,719,992	1,685,490	1,672,109
10	Held-for-sale, at fair value	9,710	11,337	10,120	12,845	14,238

11	Total mortgage loans, net	1,781,259	1,766,349	1,730,112	1,698,335	1,686,347
12	Accrued interest receivable (includes $6,242, $6,079, $5,867, $5,631, and $5,426, respectively, related to our consolidated VIEs)	8,062	7,820	7,460	7,174	6,875
13	Derivative assets, net	118	182	168	765	657
14	Real estate owned, net (includes $60, $67, $53, $43, and $45, respectively, related to our consolidated VIEs)	5,680	5,454	4,809	4,502	4,378
15	Deferred tax assets, net	3,546	2,929	3,053	1,551	778
16	Other assets (includes $6,083, $6,227, $6,637, $7,310, and $7,986, respectively, related to our consolidated VIEs)	10,513	10,761	10,919	11,729	13,765
17	Total assets	$2,147,216	$2,114,944	$2,066,335	$2,016,503	$1,989,856
	Liabilities and equity (deficit)
	Liabilities
18	Accrued interest payable (includes $5,943, $5,832, $5,636, $5,362, and $5,142, respectively, related to our consolidated VIEs)	$8,898	$8,129	$8,322	$7,528	$7,710
	Debt, net:
19	Debt securities of consolidated trusts held by third parties (includes $0, $0, $0, $0, and $70 at fair value, respectively)	1,471,437	1,481,622	1,468,613	1,432,632	1,419,524
20	Other debt (includes $3,015, $2,221, $2,158, $2,168, and $2,187 at fair value, respectively)	660,546	618,629	581,743	565,036	547,518

21	Total debt, net	2,131,983	2,100,251	2,050,356	1,997,668	1,967,042
22	Derivative liabilities, net	435	296	336	287	178
23	Other liabilities (includes $3, $2, $2, $2, and $1, respectively, related to our consolidated VIEs)	6,046	6,286	6,235	6,113	6,099
24	Total liabilities	2,147,362	2,114,962	2,065,249	2,011,596	1,981,029
25	Commitments and contingencies
	Equity (deficit)
	Freddie Mac stockholders’ equity (deficit)
26	Senior preferred stock, at redemption value	72,171	72,317	72,336	72,336	72,336
27	Preferred stock, at redemption value	14,109	14,109	14,109	14,109	14,109
28	Common stock	—	—	—	—	—
29	Additional paid-in capital	3	—	1	1	1
30	Retained earnings (accumulated deficit)	(74,525)	(75,775)	(74,564)	(73,445)	(70,796)
	Accumulated other comprehensive income (loss), or AOCI, net of taxes, related to:
31	Available-for-sale securities	(6,213)	(5,066)	(5,304)	(2,705)	(1,444)
32	Cash flow hedge relationships	(1,730)	(1,619)	(1,512)	(1,410)	(1,316)
33	Defined benefit plans	(52)	(98)	(95)	(94)	(178)

34	Total AOCI, net of taxes	(7,995)	(6,783)	(6,911)	(4,209)	(2,938)
35	Treasury stock, at cost	(3,909)	(3,886)	(3,885)	(3,885)	(3,885)
36	Total equity (deficit)	(146)	(18)	1,086	4,907	8,827
37	Total liabilities and equity (deficit)	$2,147,216	$2,114,944	$2,066,335	$2,016,503	$1,989,856

FREDDIE MAC

TABLE 1A—NET INTEREST YIELD ANALYSIS (unaudited) (dollars in millions)

							Full Year
		4Q 2011	1Q 2012	2Q 2012	3Q 2012	4Q 2012	2011	2012
	Net Interest Income:
1	Net interest income	$4,683	$4,500	$4,386	$4,269	$4,456	$18,397	$17,611
	Average Balance:(1)
2	Cash and cash equivalents	$59,077	$51,029	$32,039	$30,246	$28,591	$45,381	$35,476
3	Federal funds sold and securities purchased under agreements to resell	13,703	26,057	37,995	48,062	43,664	27,557	38,944
	Mortgage-related securities:
4	Mortgage-related securities(2)	418,454	383,227	358,279	346,738	340,544	442,284	357,197
5	Extinguishment of PCs held by Freddie Mac	(150,197)	(125,363)	(111,351)	(117,146)	(122,863)	(162,600)	(119,181)

6	Total mortgage-related securities, net	268,257	257,864	246,928	229,592	217,681	279,684	238,016
7	Non-mortgage-related securities	24,788	28,464	24,779	20,363	21,444	24,587	23,763
8	Mortgage loans held by consolidated trusts(2)(3)	1,590,993	1,559,823	1,538,134	1,517,472	1,501,424	1,627,956	1,529,213
9	Unsecuritized mortgage loans(3)	250,346	254,877	240,693	229,601	226,595	244,134	237,942

10	Total interest-earning assets	2,207,164	2,178,114	2,120,568	2,075,336	2,039,399	2,249,299	2,103,354
	Debt securities of consolidated trusts:
11	Debt securities of consolidated trusts including PCs held by Freddie Mac(2)	1,612,091	1,580,749	1,560,470	1,541,339	1,526,272	1,643,939	1,552,207
12	Extinguishment of PCs held by Freddie Mac	(150,197)	(125,363)	(111,351)	(117,146)	(122,863)	(162,600)	(119,181)

13	Total debt securities of consolidated trusts held by third parties	1,461,894	1,455,386	1,449,119	1,424,193	1,403,409	1,481,339	1,433,026
	Other debt:(2)
14	Short-term debt	168,238	149,130	128,860	126,430	113,595	186,304	129,504
15	Long-term debt	501,559	496,644	464,966	447,067	444,556	503,842	463,308

16	Total other debt	669,797	645,774	593,826	573,497	558,151	690,146	592,812

17	Total interest-bearing liabilities	2,131,691	2,101,160	2,042,945	1,997,690	1,961,560	2,171,485	2,025,838
18	Net non-interest-bearing funding	75,473	76,954	77,623	77,646	77,839	77,814	77,516

19	Total funding of interest-earning assets	$2,207,164	$2,178,114	$2,120,568	$2,075,336	$2,039,399	$2,249,299	$2,103,354

	Yield/Cost:
20	Cash and cash equivalents	0.02%	0.03%	0.07%	0.07%	0.06%	0.07%	0.06%
21	Federal funds sold and securities purchased under agreements to resell	0.10	0.14	0.16	0.17	0.19	0.12	0.17
	Mortgage-related securities:
22	Mortgage-related securities	4.57	4.55	4.51	4.39	4.28	4.60	4.44
23	Extinguishment of PCs held by Freddie Mac	(4.58)	(4.60)	(4.58)	(4.44)	(4.27)	(4.71)	(4.47)
24	Total mortgage-related securities, net	4.56	4.53	4.48	4.37	4.29	4.54	4.42
25	Non-mortgage-related securities	0.41	0.23	0.22	0.30	0.24	0.40	0.25
26	Mortgage loans held by consolidated trusts	4.57	4.48	4.37	4.17	3.99	4.74	4.26
27	Unsecuritized mortgage loans	3.57	3.63	3.69	3.67	4.09	3.74	3.77
28	Yield on total interest-earning assets	4.26	4.18	4.12	3.95	3.85	4.41	4.03
	Debt securities of consolidated trusts:
29	Debt securities of consolidated trusts including PCs held by Freddie Mac	(4.33)	(4.22)	(4.08)	(3.86)	(3.66)	(4.55)	(3.96)
30	Extinguishment of PCs held by Freddie Mac	4.58	4.60	4.58	4.44	4.27	4.71	4.47
31	Total debt securities of consolidated trusts held by third parties	(4.31)	(4.19)	(4.04)	(3.82)	(3.60)	(4.53)	(3.92)
	Other debt:
32	Short-term debt	(0.12)	(0.11)	(0.13)	(0.15)	(0.16)	(0.18)	(0.14)
33	Long-term debt	(2.27)	(2.23)	(2.25)	(2.19)	(2.14)	(2.49)	(2.21)
34	Total other debt	(1.73)	(1.74)	(1.79)	(1.74)	(1.74)	(1.86)	(1.75)
35	Cost of interest-bearing liabilities	(3.50)	(3.44)	(3.38)	(3.22)	(3.07)	(3.68)	(3.28)
36	Expense related to derivatives	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)	(0.04)	(0.03)
37	Impact of net non-interest-bearing funding	0.12	0.12	0.12	0.12	0.12	0.13	0.12
38	Total funding of interest-earning assets	(3.41)	(3.35)	(3.29)	(3.13)	(2.98)	(3.59)	(3.19)
39	Net interest yield (annualized)	0.85	0.83	0.83	0.82	0.87	0.82	0.84

(1)	We calculate average balances based on amortized cost. For most components of the average balances, a daily weighted average balance was calculated for the periods. When daily weighted average balance information was not available, a simple monthly average balance was calculated.
(2)	When we purchase multiclass REMICs and Other Structured Securities, we record them as investments in debt securities unless we are deemed to be the primary beneficiary. Interest income from the investments in debt securities is recognized as well as the interest income from the mortgage loans backing the PCs held by the trusts, which underlie multiclass REMICs and Other Structured Securities. Additionally, the interest expense from the unsecured debt issued to purchase the security is recognized along with the interest expense of the debt issued to third parties of the PC trusts we consolidate which underlie multiclass REMICs and Other Structured Securities.
(3)	Non-performing loans, where interest income is generally recognized when collected, are included in average balances.

FREDDIE MAC

TABLE 1B — NET INTEREST INCOME (unaudited) (dollars in millions)

							Full Year
		4Q 2011	1Q 2012	2Q 2012	3Q 2012	4Q 2012	2011	2012
	Net Interest Income:
1	Contractual amounts of net interest income(1)	$4,536	$4,315	$4,027	$3,845	$3,975	$18,448	$16,162
	Amortization income (expense), net:(2)
2	Accretion of impairments on available-for-sale securities(3)	37	52	65	57	40	115	214
	Asset-related amortization expense, net:
3	Mortgage loans held by consolidated trusts	(834)	(866)	(903)	(1,269)	(1,498)	(1,942)	(4,536)
4	Unsecuritized mortgage loans	33	25	39	46	46	182	156
5	Mortgage-related securities	(32)	(21)	(17)	(25)	4	(239)	(59)
6	Other assets	(50)	(75)	(66)	(59)	(81)	(122)	(281)

7	Asset-related amortization expense, net	(883)	(937)	(947)	(1,307)	(1,529)	(2,121)	(4,720)
	Debt-related amortization income (expense), net:
8	Debt securities of consolidated trusts	1,342	1,398	1,552	1,945	2,217	3,383	7,112
9	Other long-term debt securities	(175)	(166)	(154)	(123)	(109)	(673)	(552)

10	Debt-related amortization income, net	1,167	1,232	1,398	1,822	2,108	2,710	6,560

11	Total amortization income, net	321	347	516	572	619	704	2,054
12	Expense related to derivatives(4)	(174)	(162)	(157)	(148)	(138)	(755)	(605)

13	Net interest income	$4,683	$4,500	$4,386	$4,269	$4,456	$18,397	$17,611

(1)	Includes the reversal of interest income accrued, net of interest received on a cash basis related to mortgage loans that are on non-accrual status.
(2)	Represents amortization related to premiums, discounts, deferred fees and other adjustments to the carrying value of our financial instruments and the reclassification of previously deferred balances from AOCI for certain derivatives in closed cash flow hedge relationships related to individual debt issuances and mortgage purchase transactions.
(3)	The portion of the impairment charges recognized in earnings where we expect a significant improvement in cash flows is recognized as net interest income.
(4)	Represents changes in fair value of derivatives in closed cash flow hedge relationships that were previously deferred in AOCI and have been reclassified to earnings as the associated hedged forecasted issuance of debt affects earnings.

FREDDIE MAC

TABLE 2 — NON-INTEREST INCOME (LOSS) (unaudited) (dollars in millions)

							Full Year
		4Q 2011	1Q 2012	2Q 2012	3Q 2012	4Q 2012	2011	2012
	Non-Interest Income (Loss):
1	Gains (losses) on extinguishment of debt securities of consolidated trusts	$(7)	$(4)	$(1)	$(34)	$(19)	$(219)	$(58)
2	Gains (losses) on retirement of other debt	10	(21)	(45)	11	(22)	44	(77)
	Gains (losses) on debt recorded at fair value:
3	Translation gains (losses)	57	(19)	55	(15)	(28)	40	(7)
4	Market value adjustments	19	2	7	5	9	51	23

5	Total gains (losses) on debt recorded at fair value	76	(17)	62	(10)	(19)	91	16

	Derivative gains (losses):
	Foreign-currency denominated derivatives gains (losses):
6	Foreign-currency swaps gains (losses)	(56)	9	(56)	12	27	(41)	(8)
7	Receive-fixed swaps — foreign-currency denominated gains (losses)	(12)	(5)	(10)	(7)	(11)	(49)	(33)
8	U.S. dollar denominated derivative gains (losses)	464	16	146	402	831	(4,630)	1,395
9	Accrual of periodic settlements	(1,162)	(1,076)	(962)	(895)	(869)	(5,032)	(3,802)

10	Total derivative gains (losses)	(766)	(1,056)	(882)	(488)	(22)	(9,752)	(2,448)

	Impairment of available-for-sale securities:
11	Total other-than-temporary impairment of available-for-sale securities	(358)	(475)	(135)	(332)	(294)	(2,101)	(1,236)
12	Portion of other-than-temporary impairment recognized in AOCI	(237)	(89)	37	65	(945)	(200)	(932)

13	Net impairment of available-for-sale securities recognized in earnings	(595)	(564)	(98)	(267)	(1,239)	(2,301)	(2,168)

	Other gains (losses) on investment securities recognized in earnings:
14	Gains (losses) on trading securities	(481)	(377)	(400)	(338)	(559)	(954)	(1,674)
15	Gains (losses) on sale of available-for-sale securities	37	89	44	8	11	58	152

16	Total other gains (losses) on investment securities recognized in earnings	(444)	(288)	(356)	(330)	(548)	(896)	(1,522)

	Other income:
17	Gains (losses) on sale of mortgage loans	109	40	44	117	74	411	275
18	Gains (losses) on mortgage loans recorded at fair value	99	139	201	310	85	418	735
19	Recoveries on loans impaired upon purchase	97	89	87	101	103	473	380
20	Guarantee-related income	70	70	130	69	74	245	343
21	All other	380	96	107	(39)	277	608	441

22	Total other income	755	434	569	558	613	2,155	2,174

23	Total non-interest income (loss)	$(971)	$(1,516)	$(751)	$(560)	$(1,256)	$(10,878)	$(4,083)

FREDDIE MAC

TABLE 3 — CREDIT QUALITY INDICATORS (unaudited) (dollars in millions)

							Full Year
		4Q 2011	1Q 2012	2Q 2012	3Q 2012	4Q 2012	2011	2012
	Credit Enhancements:
1	Credit-enhanced percentage of mortgage loan portfolio purchases	7%	9%	11%	13%	12%	8%	11%
2	Credit-enhanced percentage of mortgage loan portfolio(1)	14%	13%	13%	13%	13%	14%	13%
	Delinquency Rates (at period end):(2)(3)
	Single-family:
3	Non-credit-enhanced	2.84%	2.80%	2.76%	2.71%	2.66%	2.84%	2.66%
4	Credit-enhanced	8.03%	8.02%	7.85%	7.62%	7.34%	8.03%	7.34%
5	Total Single-family	3.58%	3.51%	3.45%	3.37%	3.25%	3.58%	3.25%
	Multifamily
6	Non-credit-enhanced	0.11%	0.16%	0.19%	0.18%	0.10%	0.11%	0.10%
7	Credit-enhanced	0.52%	0.39%	0.44%	0.45%	0.36%	0.52%	0.36%
8	Total Multifamily	0.22%	0.23%	0.27%	0.27%	0.19%	0.22%	0.19%
	Single-family Loan Workouts(4) (number of units):
9	Loan modifications	19,048	13,677	15,142	20,864	19,898	109,174	69,581
10	Repayment plans	8,008	10,575	8,712	7,099	6,964	33,421	33,350
11	Forbearance agreements	3,867	3,656	4,738	2,190	2,442	19,516	13,026
12	Short sales and deed-in-lieu transactions	12,675	12,245	12,531	14,383	13,849	46,163	53,008

13	Total single-family loan workouts	43,598	40,153	41,123	44,536	43,153	208,274	168,965
	Non-performing assets(3) (at period end):
14	Non-performing mortgage loans(5)	$123,472	$122,497	$121,419	$133,998	$131,299	$123,472	$131,299
15	REO assets, net	5,680	5,454	4,809	4,502	4,378	5,680	4,378

16	Total non-performing assets	$129,152	$127,951	$126,228	$138,500	$135,677	$129,152	$135,677
	REO Operations Income (Expense):
17	Single-family	$(78)	$(172)	$34	$40	$36	$(596)	$(62)
18	Multifamily	(2)	1	(4)	9	(3)	11	3

19	Total	$(80)	$(171)	$30	$49	$33	$(585)	$(59)
	Loan Loss Reserves:(6)
20	Beginning balance	$39,744	$39,461	$38,296	$35,794	$33,751	$39,926	$39,461
21	Provision (benefit) for credit losses(7)	2,578	1,825	155	610	(700)	10,702	1,890
22	Charge-offs — single-family, net	(3,026)	(3,162)	(2,818)	(2,906)	(2,372)	(11,971)	(11,258)
23	Charge-offs — multifamily, net	(25)	(1)	(7)	(3)	(23)	(74)	(34)
24	Transfers, net	190	173	168	256	234	878	831

25	Ending balance	$39,461	$38,296	$35,794	$33,751	$30,890	$39,461	$30,890
	Total Credit Losses:(8)
26	Total credit losses	$3,236	$3,435	$2,869	$2,930	$2,425	$13,052	$11,659
27	Annualized credit losses / average mortgage loan portfolio(9)	68.5 bps	73.6 bps	62.5 bps	64.8 bps	54.1 bps	68.1 bps	63.8 bps

(1)	Based on the total mortgage portfolio, excluding non-Freddie Mac mortgage-related securities and that portion of REMICs and Other Structured Securities that is backed by Ginnie Mae Certificates.
(2)	See “MD&A — RISK MANAGEMENT — Credit Risk — Mortgage Credit Risk” in our Form 10-K for the year ended December 31, 2012, for further information about our reported delinquency rates.
(3)	Based on loans held by us on our consolidated balance sheets as well as those underlying non-consolidated Freddie Mac issued mortgage-related securities and other guarantee commitments.
(4)	Represents completed activities and excludes those modification, repayment and forbearance activities for which the borrower has started the required process, but the actions have not been made permanent, or effective. These categories are not mutually exclusive and a loan in the category may also be included within another category. We only report activity for a single loan in the forbearance category once during each quarterly period; however a single loan may be included under separate forbearance agreements in separate periods. Forbearance agreements exclude loans with long-term forbearance under a completed loan modification. For more information on our loan workout activities see “MD&A — RISK MANAGEMENT — Credit Risk — Single-Family Mortgage Credit Risk — Single-Family Loan Workouts and the MHA Program” in our Form 10-K for the year ended December 31, 2012.
(5)	In the third quarter of 2012, we changed the treatment of single-family loans discharged in Chapter 7 bankruptcy to classify these loans as TDRs (unless they were already classified as TDRs for other reasons), regardless of the borrowers’ payment status. As a result, we newly classified loans representing approximately $19.5 billion in UPB discharged in Chapter 7 bankruptcy as TDRs in the third quarter of 2012, and the majority of these loans were not seriously delinquent.
(6)	Loan loss reserves equals the sum of allowance for loan losses (consolidated balance sheets — Lines 7 and 8) and reserve for guarantee losses, which is a component of Other liabilities (Line 23).
(7)	Provision for credit losses includes our provision for losses incurred on our loans held for investment and our provision for guarantee losses incurred on loans underlying non-consolidated Freddie Mac issued mortgage-related securities and other guarantee commitments.
(8)	Equal to charge-offs, and REO operations income (expense), net of recoveries.
(9)	Calculated based on the average total mortgage portfolio, excluding non-Freddie Mac mortgage-related securities and that portion of REMICs and Other Structured Securities that is backed by Ginnie Mae Certificates.

FREDDIE MAC

TABLE 4A — SEGMENT EARNINGS — CONSOLIDATED(1)(2) (unaudited) (dollars in millions)

							Full Year
		4Q 2011	1Q 2012	2Q 2012	3Q 2012	4Q 2012	2011	2012
	Segment Earnings, net of taxes:
1	Investments segment	$2,298	$1,628	$2,468	$2,472	$1,644	$3,366	$8,212
2	Single-family Guarantee segment	(2,249)	(1,675)	241	(163)	1,433	(10,000)	(164)
3	Multifamily segment	555	624	318	710	494	1,319	2,146
4	All Other	15	—	(7)	(91)	886	49	788

5	Total Segment Earnings (loss), net of taxes	$619	$577	$3,020	$2,928	$4,457	$(5,266)	$10,982

	Comprehensive Income (Loss) of Segments:
6	Investments segment	$2,299	$1,963	$2,495	$4,487	$2,452	$6,473	$11,397
7	Single-family Guarantee segment	(2,216)	(1,698)	242	(162)	1,391	(9,970)	(227)
8	Multifamily segment	1,408	1,524	162	1,396	999	2,218	4,081
9	All Other	15	—	(7)	(91)	886	49	788

10	Total comprehensive income (loss) of segments	$1,506	$1,789	$2,892	$5,630	$5,728	$(1,230)	$16,039

	Net interest yield - Segment Earnings (annualized):
11	Investments segment	138 bps	129 bps	124 bps	112 bps	117 bps	127 bps	121 bps
12	Multifamily segment	85 bps	90 bps	96 bps	99 bps	94 bps	83 bps	95 bps
	Management and guarantee income - Segment Earnings (annualized):
13	Single-family Guarantee segment	23.0 bps	23.2 bps	24.1 bps	26.5 bps	30.2 bps	20.2 bps	25.9 bps
14	Multifamily segment	39.7 bps	38.7 bps	36.2 bps	34.1 bps	34.2 bps	42.4 bps	35.6 bps
	Credit losses - Segment Earnings (annualized):
15	Single-family Guarantee segment	72.4 bps	78.6 bps	66.7 bps	69.8 bps	57.5 bps	72.0 bps	68.3 bps
16	Multifamily segment	9.1 bps	— bps	3.8 bps	(1.7) bps	9.1 bps	6.3 bps	2.8 bps

(1)	See “NOTE 13: SEGMENT REPORTING” in our Form 10-K for the year ended December 31, 2012 for more information regarding Segment Earnings.
(2)	The sum of Segment Earnings for each segment and the All Other category equals GAAP net income (loss). Likewise, the sum of total comprehensive income (loss) for each segment and the All Other category equals GAAP total comprehensive income (loss).

FREDDIE MAC

TABLE 4B — SEGMENT EARNINGS — INVESTMENTS SEGMENT(1)(2) (unaudited) (dollars in millions)

							Full Year
		4Q 2011	1Q 2012	2Q 2012	3Q 2012	4Q 2012	2011	2012
	Segment Earnings, net of taxes:
1	Net interest income	$1,955	$1,763	$1,559	$1,368	$1,420	$7,339	$6,110
	Non-interest income (loss):
2	Net impairment of available-for-sale securities recognized in earnings	(549)	(496)	(14)	(180)	(1,141)	(1,833)	(1,831)
3	Derivative gains (losses)	600	200	236	557	977	(3,597)	1,970
4	Gains (losses) on trading securities	(490)	(398)	(413)	(364)	(580)	(993)	(1,755)
5	Gains (losses) on sale of mortgage loans	12	(14)	6	7	7	28	6
6	Gains (losses) on mortgage loans recorded at fair value	59	(38)	257	105	(27)	501	297
7	Other non-interest income (loss)	564	513	673	494	677	1,266	2,357

8	Total non-interest income (loss)	196	(233)	745	619	(87)	(4,628)	1,044

	Non-interest expense:
9	Administrative expenses	(105)	(92)	(108)	(110)	(120)	(398)	(430)
10	Other non-interest expense	—	—	—	(1)	—	(2)	(1)

11	Total non-interest expense	(105)	(92)	(108)	(111)	(120)	(400)	(431)

12	Segment adjustments	195	155	164	191	289	661	799

13	Segment Earnings before income tax benefit	2,241	1,593	2,360	2,067	1,502	2,972	7,522
14	Income tax benefit	57	35	108	405	142	394	690

15	Segment Earnings, net of taxes	2,298	1,628	2,468	2,472	1,644	3,366	8,212
16	Total other comprehensive income, net of taxes	1	335	27	2,015	808	3,107	3,185

17	Comprehensive income — Investments segment	$2,299	$1,963	$2,495	$4,487	$2,452	$6,473	$11,397

18	Net interest yield — Segment Earnings (annualized)	138 bps	129 bps	124 bps	112 bps	117 bps	127 bps	121 bps

(1)	See “NOTE 13: SEGMENT REPORTING” in our Form 10-K for the year ended December 31, 2012 for more information regarding Segment Earnings.
(2)	Segment Earnings for the Investments segment equals GAAP net income (loss) for the Investments segment.

FREDDIE MAC

TABLE 4C — SEGMENT EARNINGS — SINGLE-FAMILY GUARANTEE SEGMENT(1)(2) (unaudited) (dollars in millions)

							Full Year
		4Q 2011	1Q 2012	2Q 2012	3Q 2012	4Q 2012	2011	2012
	Segment Earnings (Loss), net of taxes:
1	Net interest income (expense)	$5	$(32)	$(1)	$(61)	$(53)	$(23)	$(147)
2	(Provision) benefit for credit losses	(3,116)	(2,184)	(462)	(931)	409	(12,294)	(3,168)
	Non-interest income:
3	Management and guarantee income	1,016	1,011	1,026	1,108	1,244	3,647	4,389
4	Other non-interest income	466	181	171	219	360	1,216	931

5	Total non-interest income	1,482	1,192	1,197	1,327	1,604	4,863	5,320

	Non-interest expense:
6	Administrative expenses	(218)	(193)	(232)	(228)	(237)	(888)	(890)
7	REO operations income (expense)	(78)	(172)	34	40	36	(596)	(62)
8	Other non-interest expense	(80)	(73)	(82)	(111)	(127)	(321)	(393)

9	Total non-interest expense	(376)	(438)	(280)	(299)	(328)	(1,805)	(1,345)

10	Segment adjustments	(210)	(196)	(192)	(189)	(255)	(699)	(832)

11	Segment Earnings (loss) before income tax (expense) benefit	(2,215)	(1,658)	262	(153)	1,377	(9,958)	(172)
12	Income tax (expense) benefit	(34)	(17)	(21)	(10)	56	(42)	8

13	Segment Earnings (loss), net of taxes	(2,249)	(1,675)	241	(163)	1,433	(10,000)	(164)
14	Total other comprehensive income (loss), net of taxes	33	(23)	1	1	(42)	30	(63)

15	Comprehensive income (loss) — Single-family Guarantee segment	$(2,216)	$(1,698)	$242	$(162)	$1,391	$(9,970)	$(227)

	Management and guarantee income — Segment Earnings:
16	Contractual management and guarantee fees (annualized rate)	14.1 bps	14.3 bps	14.8 bps	15.7 bps	14.1 bps	13.7 bps	14.7 bps
17	Amortization of delivery fees (annualized rate)	8.9 bps	8.9 bps	9.3 bps	10.8 bps	16.1 bps	6.5 bps	11.2 bps

18	Segment Earnings management and guarantee income (annualized rate)	23.0 bps	23.2 bps	24.1 bps	26.5 bps	30.2 bps	20.2 bps	25.9 bps

	Credit losses — Segment Earnings:
19	Annualized credit losses/average single-family credit guarantee portfolio and HFA-related guarantees	72.4 bps	78.6 bps	66.7 bps	69.8 bps	57.5 bps	72.0 bps	68.3 bps

(1)	See “NOTE 13: SEGMENT REPORTING” in our Form 10-K for the year ended December 31, 2012 for more information regarding Segment Earnings.
(2)	Segment Earnings for the Single-family Guarantee segment equals GAAP net income (loss) for the Single-family Guarantee segment.

FREDDIE MAC

TABLE 4D — SEGMENT EARNINGS — MULTIFAMILY SEGMENT (1)(2) (unaudited) (dollars in millions)

							Full Year
		4Q 2011	1Q 2012	2Q 2012	3Q 2012	4Q 2012	2011	2012
	Segment Earnings, net of taxes:
1	Net interest income	$303	$318	$330	$334	$309	$1,200	$1,291
2	(Provision) benefit for credit losses	86	19	22	40	42	196	123
	Non-interest income:
3	Management and guarantee income	37	33	36	38	44	127	151
4	Net impairment of available-for-sale securities recognized in earnings	(9)	(16)	(19)	(29)	(59)	(353)	(123)
5	Gains (losses) on sale of mortgage loans	97	54	38	110	67	383	269
6	Gains (losses) on mortgage loans recorded at fair value	40	177	(56)	205	112	(83)	438
7	Other non-interest income	73	109	119	77	58	128	363

8	Total non-interest income	238	357	118	401	222	202	1,098

	Non-interest expense:
9	Administrative expenses	(57)	(52)	(61)	(63)	(65)	(220)	(241)
10	REO operations income (expense)	(2)	1	(4)	9	(3)	11	3
11	Other non-interest expense	(13)	(15)	(83)	(9)	(22)	(69)	(129)

12	Total non-interest expense	(72)	(66)	(148)	(63)	(90)	(278)	(367)

13	Segment Earnings before income tax benefit (expense)	555	628	322	712	483	1,320	2,145
14	Income tax benefit (expense)	—	(4)	(4)	(2)	11	(1)	1

15	Segment Earnings, net of taxes	555	624	318	710	494	1,319	2,146

16	Total other comprehensive income, net of taxes	853	900	(156)	686	505	899	1,935

17	Comprehensive income — Multifamily segment	$1,408	$1,524	$162	$1,396	$999	$2,218	$4,081

18	Net interest yield — Segment Earnings (annualized)	85 bps	90 bps	96 bps	99 bps	94 bps	83 bps	95 bps
	Management and guarantee income — Segment Earnings:
19	Average contractual rate (annualized)(3)	39.7 bps	38.7 bps	36.2 bps	34.1 bps	34.2 bps	42.4 bps	35.6 bps
	Credit losses — Segment Earnings:
20	Annualized credit losses (gains)/average multifamily mortgage portfolio and HFA-related guarantees	9.1 bps	— bps	3.8 bps	(1.7) bps	9.1 bps	6.3 bps	2.8 bps

(1)	See “NOTE 13: SEGMENT REPORTING” in our Form 10-K for the year ended December 31, 2012 for more information regarding Segment Earnings.
(2)	Segment Earnings for the Multifamily segment equals GAAP net income for the Multifamily segment.
(3)	Excludes prepayment and certain other fees.